UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2019
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On October 2, 2019, Alimera Sciences, Inc. (“Alimera”) issued a press release regarding its expectations for its consolidated net revenue for the third quarter ended September 30, 2019. Specifically, Alimera stated that it expects to report consolidated net revenue for the third quarter of 2019 exceeding $12.8 million, which compares to $10.9 million for the second quarter of 2019 and $11.1 million in the third quarter of 2018. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01. Regulation FD.
In addition, Richard S. Eiswirth, Jr., Alimera’s President and Chief Executive Officer, stated in the press release: “In the U.S. in the third quarter we saw sequential growth over the second quarter, which supports our belief that we have successfully addressed the domestic sales force issues we experienced in the first half of the year.” He also noted: “Our international sales segment continues to exhibit strong growth, as we further penetrate into existing territories with ILUVIEN®’s two approved indications, diabetic macular edema and non-infectious posterior uveitis.” The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, Alimera’s expectations regarding its revenue for the third quarter of 2019 and its belief that it has addressed the domestic sales force issues. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change either of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors that could cause actual results to differ include, but are not limited to, (a) final accounting adjustments in Alimera’s revenue for the third quarter of 2019 may cause the actual reported amount to be different than stated above; (b) unexpected departures of members of Alimera’s sales force, or underperformance of that sales force, could occur; (c) Alimera’s revenue could decline due to a reduction in end user demand, unanticipated competition, regulatory issues, or other unexpected circumstances; and (d) other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, which are on file with the Securities and Exchange Commission and available on its website at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated October 2, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: October 2, 2019	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer

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